Exhibit 99.1

SECOND AMENDMENT

TO CREDIT AND GUARANTY AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is dated as of October 20, 2010 and is entered into by and among BOISE PAPER HOLDINGS, L.L.C., a Delaware limited liability company (“Borrower”), GOLDMAN SACHS CREDIT PARTNERS L.P. (“GSCP”), as Administrative Agent (“Administrative Agent”), and the GUARANTORS listed on the signature pages hereto, and is made with reference to that certain CREDIT AND GUARANTY AGREEMENT dated as of February 22, 2008, as amended by that certain First Amendment to Credit and Guaranty Agreement, dated as of October 13, 2009 (as amended through the date hereof, the “Credit Agreement”), by and among Borrower, Guarantors, the Lenders from time to time party thereto, GSCP, as Administrative Agent and as Collateral Agent, TORONTO DOMINION (TEXAS) LLC, as Syndication Agent, and BANK OF AMERICA, N.A. and COBANK, ACB, as Co-Documentation Agents. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.

RECITALS

WHEREAS, the Tranche B Term Loans have been paid in full and the Tranche B Term Loan Commitments have been terminated; and

WHEREAS, the Second Lien Credit Agreement has been paid in full and discharged; and

WHEREAS, Credit Parties have requested that Requisite Lenders agree to amend certain provisions of the Credit Agreement as provided for herein; and

WHEREAS, the Lenders signatory to an acknowledgement and consent in the form attached hereto as Annex A (a “Lender Consent Letter”) and the signatories hereto have consented pursuant to Section 10.5 of the Credit Agreement to this Amendment, and have authorized the Administrative Agent to execute this Amendment on their behalf, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.     AMENDMENTS TO CREDIT AGREEMENT

Subject to the occurrence of the Second Amendment Effective Date (as defined below):

1.1    Amendments to Section 1.

A. Section 1.1 of the Credit Agreement is amended by adding the following definitions in proper alphabetical sequence:

“Associated Costs” means, with respect to any issuance or sale of Equity Interests or Indebtedness, attorneys’ fees, accountants’ fees, underwriters’ or placement agents’ fees, discounts or commissions and brokerage, consultant and other fees actually incurred in connection with an issuance or sale and taxes paid or payable as a result thereof.

“Fair Market Value” means, with respect to any asset or property, the price which could be negotiated in an arm’s-length, free market transaction, for cash, between a willing seller and a willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction. Fair Market Value will be determined in good faith by (i) if such Fair Market Value is less than $10.0 million, a manager or officer of the Borrower or (ii) if such Fair Market Value is in excess of $10.0 million, the members of the Borrower (whose determination will be conclusive and evidenced by a resolution of such members).

“Indenture Restricted Subsidiary” means any “Restricted Subsidiary” (as defined in the Indentures).

“Indentures” means, collectively, (i) the Indenture, dated as of October 26, 2009, among Borrower, Holdings, Boise Finance Company, each of the note guarantors party thereto, and Wells Fargo Bank, National Association, as trustee, as supplemented by the First Supplemental Indenture, dated as of March 19, 2010, and (ii) the Indenture, dated as of March 19, 2010, among Borrower, Holdings, Boise Co-Issuer Company, each of the note guarantors party thereto, and Wells Fargo Bank, National Association, as trustee.

“Net Income for Distributions” means, for any period, the net income of Holdings and its consolidated Subsidiaries determined in accordance with GAAP; provided, however, that there shall not be included in such Net Income for Distributions (without duplication):

(1) any net income of any Person if such Person is not a Credit Party or an Indenture Restricted Subsidiary, except that:

(A) subject to the exclusion contained in clause (3) below, Holdings’ equity in the net income of any such Person for such period shall be included in such Net Income for Distributions up to the aggregate amount of cash actually distributed by such Person during such period to Holdings, another Credit Party or an Indenture Restricted Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution paid to a Credit Party or an Indenture Restricted Subsidiary (other than the Borrower), to the limitations contained in clause (2) below); and

(B) Holdings’ equity in a net loss of any such Person for such period shall be included in determining such Net Income for Distributions;

(2) any net income of any Guarantor Subsidiary or Indenture Restricted Subsidiary (other than the Borrower) if such Subsidiary is subject to restrictions, directly or indirectly, on the payment of dividends or the making of distributions by such Subsidiary, directly or indirectly, to Holdings or the Borrower, except that:

(A) subject to the exclusion contained in clause (3) below, Holdings’ equity in the net income of any such Guarantor Subsidiary or Indenture Restricted Subsidiary for such period shall be included in such Net Income for Distributions to the extent that the net income of such Subsidiary would be permitted at the date of determination to be dividended to Holdings or the Borrower without any prior approval or waiver (that has not been obtained) pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules or governmental regulations applicable to that Subsidiary or its equity holders, (subject, in the case of a dividend or other distribution paid to another Guarantor Subsidiary or an Indenture Restricted Subsidiary (other than the Borrower), to the limitation contained in this clause); and

(B) Holdings’ equity in a net loss of any such Guarantor Subsidiary or Indenture Restricted Subsidiary for such period shall be included in determining such Net Income for Distributions;

(3) any gain or loss (together with any related provision for taxes thereon) realized upon the sale or other disposition of any assets of Holdings, its consolidated Subsidiaries or any other Person (including pursuant to any sale-and-leaseback arrangement) which are not sold or otherwise disposed of in the ordinary course of business and any gain or loss (together with any related provision for taxes thereon) realized upon the sale or other disposition of any Equity Interest in any Person;

(4) extraordinary gains or losses (together with any related provision for taxes thereon);

(5) the cumulative effect of a change in accounting principles;

(6) any unrealized gain or loss in respect of obligations pursuant to any Interest Rate Agreement, Currency Agreement or Commodity Agreement, in each case accounted for in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 815: Derivatives and Hedging;

(7) any non-cash gains or losses (together with any related provision for taxes thereon) attributable to the early extinguishment of Indebtedness;

(8) unusual or non-recurring non-cash gains or losses (other than (x) any such non-cash loss to the extent that it represents an accrual of or reserve for cash expenditures in any future period, and (y) any such non-cash gain to the extent representing a reversal (made without any payment in cash) of reserves previously excluded from clause (x));

(9) any non-cash goodwill or intangible asset impairment charges resulting from the application of Financial Accounting Standards Board Accounting Standards Codification Topics 805: Business Combinations, 350: Intangibles—Goodwill and Other; and 360: Property, Plant and Equipment;

(10) any non-cash compensation charge or expense, including any such charge or expense arising from grants or repurchases of stock options or restricted stock or other equity-incentive programs for the benefit of officers, directors and employees of any Credit Party, any Indenture Restricted Subsidiary or Parent;

(11) any expenses or reserves for liabilities to the extent that any Credit Party or any Indenture Restricted Subsidiary is entitled to indemnification therefor (other than from Holdings or any of its Subsidiaries) under binding agreements and has made a claim for indemnity in accordance with such agreements; provided that any such expenses or liabilities that have been excluded from Net Income for Distributions in accordance with the foregoing shall reduce Net Income for Distributions in any later period in which (i) it is reasonably determined in good faith by a manager or officer of the Borrower that indemnity will not be received for such expenses or liabilities or (ii) 270 days from the date of the claim for indemnity have elapsed without collection of such indemnity;

(12) any expenses with respect to liability or casualty events or business interruption to the extent covered by insurance with third-party carriers and (i) actually reimbursed to any Credit Party or an Indenture Restricted Subsidiary or (ii) with respect to which a manager or officer of the Borrower has reasonably determined in good faith that there exists reasonable evidence that such amount will in fact be reimbursed to any Credit Party or an Indenture Restricted Subsidiary by the insurer; provided that, in the case of this clause (ii), any such expenses that have been excluded from Net Income for Distributions in accordance with the foregoing shall reduce Net Income for Distributions in any later period in which (x) the claim in respect thereof is denied by the applicable insurer in writing or (y) 270 days from the date of the claim for insurance have elapsed without collection of such insurance payments; and

(13) non-cash gains and losses resulting solely from fluctuations in currency values and the related tax effects and charges relating to Financial Accounting Standards Board Accounting Standards Codification Topics 815: Derivatives and Hedging, and 820: Fair Value Measurements and Disclosures,

in each case, for such period. Notwithstanding the foregoing, (i) there shall be excluded from Net Income for Distributions any repurchases, repayments or redemptions of Investments, proceeds realized on the sale of Investments or return of capital to a Credit Party or an Indenture Restricted Subsidiary to the extent such repurchases, repayments, redemptions, proceeds or returns increase the amounts calculated under clause (D) of the definition of “Permitted Restricted Payment Amount” and (ii) Net Income for Distributions for any period shall include (without duplication) alternative fuel mixture credits pursuant to the Internal Revenue Code, net of fees and expenses with respect thereto, to the extent (and solely to the extent) that cash payments from the U.S.

government in respect thereof are received during such period by Holdings or the Borrower.

“Permitted Restricted Payment Amount” means the sum of (without duplication):

(A) 50% of the Net Income for Distributions accrued during the period (treated as one accounting period) from and after January 1, 2010, to the end of the most recent fiscal quarter for which internal financial statements are available ending prior to date of such calculation (or, in case such Net Income for Distributions shall be a deficit, minus 100% of such deficit); plus

(B) 100% of the aggregate cash proceeds (net of Associated Costs), and 100% of the aggregate Fair Market Value (net of Associated Costs) of any property other than cash, in each case received by Holdings either (x) from the issuance or sale of its Equity Interests (other than Disqualified Equity Interests) from and after January 1, 2010 (other than an issuance or sale to a Subsidiary of Holdings), or (y) as a contribution to capital in respect of its Equity Interests (other than Disqualified Equity Interests) from its equity holders from and after January 1, 2010; plus

(C) the amount by which Indebtedness (other than Indebtedness owed to a Subsidiary of Holdings) of Holdings is reduced on Holdings’ balance sheet upon the conversion or exchange from and after January 1, 2010, of any Indebtedness of Holdings convertible or exchangeable for Equity Interests (other than Disqualified Equity Interests) of Holdings (less the amount of any cash, or the Fair Market Value of any other property, distributed by Holdings upon such conversion or exchange); provided, however, that the foregoing amount shall not exceed the cash proceeds (net of Associated Costs) received by any Credit Party or Indenture Restricted Subsidiary from the sale of such Indebtedness (excluding cash proceeds (net of Associated Costs) from sales to Holdings or a Subsidiary of Holdings); plus

(D) 100% of the aggregate amount received in cash by any Credit Party or Indenture Restricted Subsidiary, and the Fair Market Value of property other than cash received by any Credit Party or Indenture Restricted Subsidiary, in each case from and after January 1, 2010, from the sale or other disposition (other than to Holdings or any of its Subsidiaries) of Investments made by Holdings, any Credit Party or any Indenture Restricted Subsidiary, and from repurchases and redemptions of such Investments from Holdings, any Credit Party or any or Indenture Restricted Subsidiary by any Person (other than Holdings or any of its Subsidiaries), and from repayments of loans or advances which constituted Investments (including in each case only Investments made pursuant to Sections 6.6(d), (g), (k), (l), (m), (p) and (r), and excluding in each case any dividends not representing the return of capital); plus

(E) in the event any Subsidiary of Holdings that is not a Credit Party or an Indenture Restricted Subsidiary has become a Guarantor or an Indenture Restricted Subsidiary or has been merged, consolidated or amalgamated with or into, or transfers or conveys its assets to, or is liquidated into, any Credit Party or an Indenture Restricted

Subsidiary, in each case from and after January 1, 2010, the Fair Market Value of the Investment of Holdings or such Credit Party or Indenture Restricted Subsidiary in such Subsidiary at the time of such designation, combination or transfer (or of the assets transferred or conveyed, as applicable), after deducting any Indebtedness associated with such Subsidiary or, without duplication, any Indebtedness associated with the assets so transferred or conveyed.

B. Section 1.1 of the Credit Agreement is amended by amending and restating the definition of “Interest Period” as follows:

“Interest Period” means, in connection with a Eurodollar Rate Loan, an interest period of one week or one-, two-, three- or six-months (or, if available to all applicable Lenders, nine- or twelve-months), as selected by Borrower in the applicable Funding Notice or Conversion/Continuation Notice, (i) initially, commencing on the Credit Date or Conversion/Continuation Date thereof, as the case may be; and (ii) thereafter, commencing on the day on which the immediately preceding Interest Period expires; provided, (a) if an Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day unless no further Business Day occurs in such month, in which case such Interest Period shall expire on the immediately preceding Business Day; (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clauses (c) and (d), of this definition, end on the last Business Day of a calendar month (unless such Interest Period is an Interest Period of one week); (c) no Interest Period with respect to any portion of any Class of Term Loans shall extend beyond such Class’s Term Loan Maturity Date; and (d) no Interest Period with respect to any portion of the Revolving Loans shall extend beyond the Revolving Commitment Termination Date.

1.2    Amendments to Section 2.14.

A. Section 2.14(d) of the Credit Agreement is amended by deleting the last sentence thereof and inserting the following sentence in lieu thereof:

“Notwithstanding the foregoing sentence (i), subject to Section 2.15(c), in the event that there shall be Consolidated Excess Cash Flow for the Fiscal Year ending December 31, 2009, Borrower shall, no later than ninety-five days after the end of such Fiscal Year (and in lieu of any payment otherwise required under the foregoing sentence with respect to such Fiscal Year), prepay the Loans as set forth in Section 2.15(b) in an aggregate amount equal to (A) 50% of such Consolidated Excess Cash Flow minus (B) voluntary prepayments of the Loans made from operating cash flow (excluding repayments of Revolving Loans or Swing Line Loans except to the extent the Revolving Commitments are permanently reduced in connection with such repayments) minus (C) the amount of Term Loans prepaid pursuant to Section 2.14(g), and (ii) no prepayments of the Loans shall be required pursuant to this Section 2.14(d) for the Fiscal Year ending December 31, 2010, or for any Fiscal Year thereafter.”

1.3     Amendments to Section 6.4.

A. Section 6.4(n) of the Credit Agreement is amended by deleting the word “and” at the end thereof.

B. Section 6.4(o) of the Credit Agreement is amended by deleting the period at the end thereof and replacing it with a semicolon.

C. Section 6.4 of the Credit Agreement is amended by adding the following as new clause (p) thereof:

“(p) if no Default or Event of Default has occurred and is continuing on (i) in the case of any dividend, the date on which such dividend is declared, so long as such dividend is paid within 60 days thereafter or (ii) in the case of any other Restricted Junior Payment, the date such Restricted Junior Payment is made, or would result therefrom, the Borrower may make cash Restricted Junior Payments; provided that the amount of any such Restricted Junior Payment as of such date of declaration (in the case of clause (i) above) or payment (in the case of clause (ii) above), when aggregated with all other Restricted Junior Payments previously declared or made pursuant to this clause (p), does not exceed the Permitted Restricted Payment Amount as of such date of declaration or payment.

1.4     Amendments to Exhibit A-2.

A. Exhibit A-2 to the Credit Agreement is hereby amended and restated in its entirety as set forth in Exhibit I.

SECTION II.    CONDITIONS TO EFFECTIVENESS OF AMENDMENTS

This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Second Amendment Effective Date”):

A. Execution. Administrative Agent shall have executed a counterpart signature page of this Amendment, and Administrative Agent (or its counsel) shall have received (i) a counterpart signature page of this Amendment duly executed by each of the Credit Parties and (ii) a counterpart signature page of the Lender Consent Letter duly executed by Requisite Lenders.

B. Fees. Administrative Agent shall have received (i) for the account of each Lender (other than a Defaulting Lender) that executes and delivers a copy of this Amendment to Arranger (or its counsel) at or prior to 5:00 p.m. New York City time, on October 15, 2010 (or such other time or date on which Administrative Agent and Borrower shall agree), a non-refundable work fee (the “Work Fee”) in an amount equal to $10,000 (it being understood that Borrower shall have no liability for any such Work Fee if the Second Amendment Effective Date does not occur), and (ii) to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses of the Administrative Agent required to be reimbursed or paid by Borrower pursuant to Section 10.2 of the Credit Agreement.

SECTION III. REPRESENTATIONS	AND WARRANTIES

In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Credit Party represents and warrants as of the date hereof to each Lender that the following statements are true and correct:

A. Due Authorization; Valid Agreement. The execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of each Credit Party. This Amendment has been duly executed and delivered by each Credit Party and constitutes a legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability, regardless of whether considered in a proceeding in equity or at law.

B. Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained herein and in the other Credit Documents will be true and correct in all material respects (except that any representation or warranty that is qualified as to materiality or Material Adverse Effect will be true and correct in all respects) on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct in all material respects (except that any representation or warranty that is qualified as to materiality or Material Adverse Effect is true and correct in all respects) on and as of such earlier date.

C. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

SECTION IV. ACKNOWLEDGMENT	AND CONSENT

Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that each Credit Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Documents the payment and performance of all “Obligations” under each of the Credit Documents to which it is a party (in each case as such terms are defined in the applicable Credit Document).

Each Guarantor acknowledges and agrees that any of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

SECTION V. MISCELLANEOUS

A. Reference to and Effect on the Credit Agreement and the Other Credit Documents.

(i) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

B. Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

C. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS (WITHOUT REGARD TO CHOICE OF LAW RULES, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) OF THE STATE OF NEW YORK.

D. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:	BOISE PAPER HOLDINGS, L.L.C.

	By:	/s/ Robert M. McNutt
	Name:	Robert M. McNutt
	Title:	Sr. Vice President

GUARANTORS:	BZ INTERMEDIATE HOLDINGS LLC

	By:	/s/ Robert M. McNutt
	Name:	Robert M. McNutt
	Title:	Sr. Vice President

BOISE WHITE PAPER, L.L.C.
BOISE PACKAGING & NEWSPRINT, L.L.C.
BOISE CASCADE TRANSPORTATION HOLDINGS CORP.
BOISE WHITE PAPER SALES CORP.
BOISE WHITE PAPER HOLDINGS CORP.
INTERNATIONAL FALLS POWER COMPANY
MINNESOTA, DAKOTA & WESTERN RAILWAY COMPANY
BEMIS CORPORATION
B C T, INC
BOISE FINANCE COMPANY
BOISE CO-ISSUER COMPANY

	By:	/s/ Robert M. McNutt
	Name:	Robert M. McNutt
	Title:	Sr. Vice President

GOLDMAN SACHS CREDIT PARTNERS L.P.,
as Administrative Agent

By:	/s/ Shane Deaton
Vice President
Authorized Signatory

Annex A

ACKNOWLEDGMENT AND CONSENT TO

SECOND AMENDMENT TO CREDIT AND GUARANTY AGREEMENT

To:	Goldman Sachs Credit Partners L.P., as Administrative Agent under the Credit and Guaranty Agreement referred to below

Ladies and Gentlemen:

Reference is made to that certain CREDIT AND GUARANTY AGREEMENT dated as of February 22, 2008 (as amended through the date hereof, the “Credit Agreement”), by and among BOISE PAPER HOLDINGS, L.L.C., a Delaware limited liability company (“Borrower”), the GUARANTORS party thereto, the LENDERS from time to time party thereto, GOLDMAN SACHS CREDIT PARTNERS L.P. (“GSCP”), as Administrative Agent (“Administrative Agent”) and as Collateral Agent (“Collateral Agent”), TORONTO DOMINION (TEXAS) LLC, as Syndication Agent, and BANK OF AMERICA, N.A. and COBANK, ACB, as Co-Documentation Agents.

Borrower has requested certain amendments to the Credit Agreement on the terms and conditions described in the Second Amendment to Credit and Guaranty Agreement to which this Lender Consent Letter is attached as Annex A (the “Amendment”).

Pursuant to Section 10.5 of the Credit Agreement, the undersigned Lender hereby agrees and consents to all of the terms and conditions of the Amendment (including the Lender consents and waivers set forth in Section 1.12 thereof) and authorizes the Administrative Agent to execute the Amendment on behalf of such Lender.

Very truly yours,

UBS AG STAMFORD,
as a Lender

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Associate Director
Banking Products Services, US

By:	/s/ Stephen Scanapieco
Name:	Stephen Scanapieco
Title:	Associate Director
Banking Products Services, US

Annex A

ACKNOWLEDGMENT AND CONSENT TO

SECOND AMENDMENT TO CREDIT AND GUARANTY AGREEMENT

To:	Goldman Sachs Credit Partners L.P., as Administrative Agent under the Credit and Guaranty Agreement referred to below

Ladies and Gentlemen:

Reference is made to that certain CREDIT AND GUARANTY AGREEMENT dated as of February 22, 2008 (as amended through the date hereof, the “Credit Agreement”), by and among BOISE PAPER HOLDINGS, L.L.C., a Delaware limited liability company (“Borrower”), the GUARANTORS party thereto, the LENDERS from time to time party thereto, GOLDMAN SACHS CREDIT PARTNERS L.P. (“GSCP”), as Administrative Agent (“Administrative Agent”) and as Collateral Agent (“Collateral Agent”), TORONTO DOMINION (TEXAS) LLC, as Syndication Agent, and BANK OF AMERICA, N.A. and COBANK, ACB, as Co-Documentation Agents.

Borrower has requested certain amendments to the Credit Agreement on the terms and conditions described in the Second Amendment to Credit and Guaranty Agreement to which this Lender Consent Letter is attached as Annex A (the “Amendment”).

Pursuant to Section 10.5 of the Credit Agreement, the undersigned Lender hereby agrees and consents to all of the terms and conditions of the Amendment (including the Lender consents and waivers set forth in Section 1.12 thereof) and authorizes the Administrative Agent to execute the Amendment on behalf of such Lender.

Very truly yours,

TORONTO DOMINION (TEXAS) LLC,
as a Lender

By:	/s/ Bebi Yasin
Name:	Bebi Yasin
Title:	Authorized Signatory

Annex A

ACKNOWLEDGMENT AND CONSENT TO

SECOND AMENDMENT TO CREDIT AND GUARANTY AGREEMENT

To:	Goldman Sachs Credit Partners L.P., as Administrative Agent under the Credit and Guaranty Agreement referred to below

Ladies and Gentlemen:

Reference is made to that certain CREDIT AND GUARANTY AGREEMENT dated as of February 22, 2008 (as amended through the date hereof, the “Credit Agreement”), by and among BOISE PAPER HOLDINGS, L.L.C., a Delaware limited liability company (“Borrower”), the GUARANTORS party thereto, the LENDERS from time to time party thereto, GOLDMAN SACHS CREDIT PARTNERS L.P. (“GSCP”), as Administrative Agent (“Administrative Agent”) and as Collateral Agent (“Collateral Agent”), TORONTO DOMINION (TEXAS) LLC, as Syndication Agent, and BANK OF AMERICA, N.A. and COBANK, ACB, as Co-Documentation Agents.

Borrower has requested certain amendments to the Credit Agreement on the terms and conditions described in the Second Amendment to Credit and Guaranty Agreement to which this Lender Consent Letter is attached as Annex A (the “Amendment”).

Pursuant to Section 10.5 of the Credit Agreement, the undersigned Lender hereby agrees and consents to all of the terms and conditions of the Amendment (including the Lender consents and waivers set forth in Section 1.12 thereof) and authorizes the Administrative Agent to execute the Amendment on behalf of such Lender.

Very truly yours,

RB INTERNATIONAL FINANCE USA LLC,
FORMERLY RZB FINANCE LLC, as a Lender

By:	/s/ John A. Valiska
Name:	John A. Valiska
Title:	First Vice President

By:	/s/ Shirley Ritch
Name:	Shirley Ritch
Title:	Vice President

Annex A

ACKNOWLEDGMENT AND CONSENT TO

SECOND AMENDMENT TO CREDIT AND GUARANTY AGREEMENT

To:	Goldman Sachs Credit Partners L.P., as Administrative Agent under the Credit and Guaranty Agreement referred to below

Ladies and Gentlemen:

Reference is made to that certain CREDIT AND GUARANTY AGREEMENT dated as of February 22, 2008 (as amended through the date hereof, the “Credit Agreement”), by and among BOISE PAPER HOLDINGS, L.L.C., a Delaware limited liability company (“Borrower”), the GUARANTORS party thereto, the LENDERS from time to time party thereto, GOLDMAN SACHS CREDIT PARTNERS L.P. (“GSCP”), as Administrative Agent (“Administrative Agent”) and as Collateral Agent (“Collateral Agent”), TORONTO DOMINION (TEXAS) LLC, as Syndication Agent, and BANK OF AMERICA, N.A. and COBANK, ACB, as Co-Documentation Agents.

Borrower has requested certain amendments to the Credit Agreement on the terms and conditions described in the Second Amendment to Credit and Guaranty Agreement to which this Lender Consent Letter is attached as Annex A (the “Amendment”).

Pursuant to Section 10.5 of the Credit Agreement, the undersigned Lender hereby agrees and consents to all of the terms and conditions of the Amendment (including the Lender consents and waivers set forth in Section 1.12 thereof) and authorizes the Administrative Agent to execute the Amendment on behalf of such Lender.

Very truly yours,

COOPERATIEVE CENTRALE RAIFFEISEN- BOERENLEENBANK B.A. “RABOBANK INTERNATIONAL” NEW YORK BRANCH,
as a Lender

By:	/s/ Jana Dombrowski
Name:	Jana Dombrowski
Title:	Executive Director

By:	/s/ Brett Delfino
Name:	Brett Delfino
Title:	Executive Director

Annex A

ACKNOWLEDGMENT AND CONSENT TO

SECOND AMENDMENT TO CREDIT AND GUARANTY AGREEMENT

To:	Goldman Sachs Credit Partners L.P., as Administrative Agent under the Credit and Guaranty Agreement referred to below

Ladies and Gentlemen:

Reference is made to that certain CREDIT AND GUARANTY AGREEMENT dated as of February 22, 2008 (as amended through the date hereof, the “Credit Agreement”), by and among BOISE PAPER HOLDINGS, L.L.C., a Delaware limited liability company (“Borrower”), the GUARANTORS party thereto, the LENDERS from time to time party thereto, GOLDMAN SACHS CREDIT PARTNERS L.P. (“GSCP”), as Administrative Agent (“Administrative Agent”) and as Collateral Agent (“Collateral Agent”), TORONTO DOMINION (TEXAS) LLC, as Syndication Agent, and BANK OF AMERICA, N.A. and COBANK, ACB, as Co-Documentation Agents.

Borrower has requested certain amendments to the Credit Agreement on the terms and conditions described in the Second Amendment to Credit and Guaranty Agreement to which this Lender Consent Letter is attached as Annex A (the “Amendment”).

Pursuant to Section 10.5 of the Credit Agreement, the undersigned Lender hereby agrees and consents to all of the terms and conditions of the Amendment (including the Lender consents and waivers set forth in Section 1.12 thereof) and authorizes the Administrative Agent to execute the Amendment on behalf of such Lender.

Very truly yours,

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Peter S. Predun
Name:	Peter S. Predun
Title:	Executive Director

Annex A

ACKNOWLEDGMENT AND CONSENT TO

SECOND AMENDMENT TO CREDIT AND GUARANTY AGREEMENT

To:	Goldman Sachs Credit Partners L.P., as Administrative Agent under the Credit and Guaranty Agreement referred to below

Ladies and Gentlemen:

Reference is made to that certain CREDIT AND GUARANTY AGREEMENT dated as of February 22, 2008 (as amended through the date hereof, the “Credit Agreement”), by and among BOISE PAPER HOLDINGS, L.L.C., a Delaware limited liability company (“Borrower”), the GUARANTORS party thereto, the LENDERS from time to time party thereto, GOLDMAN SACHS CREDIT PARTNERS L.P. (“GSCP”), as Administrative Agent (“Administrative Agent”) and as Collateral Agent (“Collateral Agent”), TORONTO DOMINION (TEXAS) LLC, as Syndication Agent, and BANK OF AMERICA, N.A. and COBANK, ACB, as Co-Documentation Agents.

Borrower has requested certain amendments to the Credit Agreement on the terms and conditions described in the Second Amendment to Credit and Guaranty Agreement to which this Lender Consent Letter is attached as Annex A (the “Amendment”).

Pursuant to Section 10.5 of the Credit Agreement, the undersigned Lender hereby agrees and consents to all of the terms and conditions of the Amendment (including the Lender consents and waivers set forth in Section 1.12 thereof) and authorizes the Administrative Agent to execute the Amendment on behalf of such Lender.

Very truly yours,

GREENSTONE FARM CREDIT SERVICES, ACA/FLCA,
as a Lender

By:	/s/ Jeff Pavlik
Name:	Jeff Pavlik
Title:	Vice President

Annex A

ACKNOWLEDGMENT AND CONSENT TO

SECOND AMENDMENT TO CREDIT AND GUARANTY AGREEMENT

To:	Goldman Sachs Credit Partners L.P., as Administrative Agent under the Credit and Guaranty Agreement referred to below

Ladies and Gentlemen:

Reference is made to that certain CREDIT AND GUARANTY AGREEMENT dated as of February 22, 2008 (as amended through the date hereof, the “Credit Agreement”), by and among BOISE PAPER HOLDINGS, L.L.C., a Delaware limited liability company (“Borrower”), the GUARANTORS party thereto, the LENDERS from time to time party thereto, GOLDMAN SACHS CREDIT PARTNERS L.P. (“GSCP”), as Administrative Agent (“Administrative Agent”) and as Collateral Agent (“Collateral Agent”), TORONTO DOMINION (TEXAS) LLC, as Syndication Agent, and BANK OF AMERICA, N.A. and COBANK, ACB, as Co-Documentation Agents.

Borrower has requested certain amendments to the Credit Agreement on the terms and conditions described in the Second Amendment to Credit and Guaranty Agreement to which this Lender Consent Letter is attached as Annex A (the “Amendment”).

Pursuant to Section 10.5 of the Credit Agreement, the undersigned Lender hereby agrees and consents to all of the terms and conditions of the Amendment (including the Lender consents and waivers set forth in Section 1.12 thereof) and authorizes the Administrative Agent to execute the Amendment on behalf of such Lender.

Very truly yours,

COBANK, ACB,
as a Lender

By:	/s/ Michael Tousignant
Name:	Michael Tousignant
Title:	Vice President

Annex A

ACKNOWLEDGMENT AND CONSENT TO

SECOND AMENDMENT TO CREDIT AND GUARANTY AGREEMENT

To:	Goldman Sachs Credit Partners L.P., as Administrative Agent under the Credit and Guaranty Agreement referred to below

Ladies and Gentlemen:

Reference is made to that certain CREDIT AND GUARANTY AGREEMENT dated as of February 22, 2008 (as amended through the date hereof, the “Credit Agreement”), by and among BOISE PAPER HOLDINGS, L.L.C., a Delaware limited liability company (“Borrower”), the GUARANTORS party thereto, the LENDERS from time to time party thereto, GOLDMAN SACHS CREDIT PARTNERS L.P. (“GSCP”), as Administrative Agent (“Administrative Agent”) and as Collateral Agent (“Collateral Agent”), TORONTO DOMINION (TEXAS) LLC, as Syndication Agent, and BANK OF AMERICA, N.A. and COBANK, ACB, as Co-Documentation Agents.

Borrower has requested certain amendments to the Credit Agreement on the terms and conditions described in the Second Amendment to Credit and Guaranty Agreement to which this Lender Consent Letter is attached as Annex A (the “Amendment”).

Pursuant to Section 10.5 of the Credit Agreement, the undersigned Lender hereby agrees and consents to all of the terms and conditions of the Amendment (including the Lender consents and waivers set forth in Section 1.12 thereof) and authorizes the Administrative Agent to execute the Amendment on behalf of such Lender.

Very truly yours,

CAPITAL ONE LEVERAGE FINANCE CORP.,
as a Lender

By:	/s/ Ron Walker
Name:	Ron Walker
Title:	Senior Vice President

Annex A

ACKNOWLEDGMENT AND CONSENT TO

SECOND AMENDMENT TO CREDIT AND GUARANTY AGREEMENT

To:	Goldman Sachs Credit Partners L.P., as Administrative Agent under the Credit and Guaranty Agreement referred to below

Ladies and Gentlemen:

Reference is made to that certain CREDIT AND GUARANTY AGREEMENT dated as of February 22, 2008 (as amended through the date hereof, the “Credit Agreement”), by and among BOISE PAPER HOLDINGS, L.L.C., a Delaware limited liability company (“Borrower”), the GUARANTORS party thereto, the LENDERS from time to time party thereto, GOLDMAN SACHS CREDIT PARTNERS L.P. (“GSCP”), as Administrative Agent (“Administrative Agent”) and as Collateral Agent (“Collateral Agent”), TORONTO DOMINION (TEXAS) LLC, as Syndication Agent, and BANK OF AMERICA, N.A. and COBANK, ACB, as Co-Documentation Agents.

Borrower has requested certain amendments to the Credit Agreement on the terms and conditions described in the Second Amendment to Credit and Guaranty Agreement to which this Lender Consent Letter is attached as Annex A (the “Amendment”).

Pursuant to Section 10.5 of the Credit Agreement, the undersigned Lender hereby agrees and consents to all of the terms and conditions of the Amendment (including the Lender consents and waivers set forth in Section 1.12 thereof) and authorizes the Administrative Agent to execute the Amendment on behalf of such Lender.

Very truly yours,

BANK OF THE WEST, as a Lender

By:	/s/ Sean Edwards
Name:	Sean Edwards
Title:	Vice President

Annex A

ACKNOWLEDGMENT AND CONSENT TO

SECOND AMENDMENT TO CREDIT AND GUARANTY AGREEMENT

To:	Goldman Sachs Credit Partners L.P., as Administrative Agent under the Credit and Guaranty Agreement referred to below

Ladies and Gentlemen:

Reference is made to that certain CREDIT AND GUARANTY AGREEMENT dated as of February 22, 2008 (as amended through the date hereof, the “Credit Agreement”), by and among BOISE PAPER HOLDINGS, L.L.C., a Delaware limited liability company (“Borrower”), the GUARANTORS party thereto, the LENDERS from time to time party thereto, GOLDMAN SACHS CREDIT PARTNERS L.P. (“GSCP”), as Administrative Agent (“Administrative Agent”) and as Collateral Agent (“Collateral Agent”), TORONTO DOMINION (TEXAS) LLC, as Syndication Agent, and BANK OF AMERICA, N.A. and COBANK, ACB, as Co-Documentation Agents.

Borrower has requested certain amendments to the Credit Agreement on the terms and conditions described in the Second Amendment to Credit and Guaranty Agreement to which this Lender Consent Letter is attached as Annex A (the “Amendment”).

Pursuant to Section 10.5 of the Credit Agreement, the undersigned Lender hereby agrees and consents to all of the terms and conditions of the Amendment (including the Lender consents and waivers set forth in Section 1.12 thereof) and authorizes the Administrative Agent to execute the Amendment on behalf of such Lender.

Very truly yours,

THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ Teresa Wu
Name:	Teresa Wu
Title:	Director

Annex A

ACKNOWLEDGMENT AND CONSENT TO

SECOND AMENDMENT TO CREDIT AND GUARANTY AGREEMENT

To:	Goldman Sachs Credit Partners L.P., as Administrative Agent under the Credit and Guaranty Agreement referred to below

Ladies and Gentlemen:

Reference is made to that certain CREDIT AND GUARANTY AGREEMENT dated as of February 22, 2008 (as amended through the date hereof, the “Credit Agreement”), by and among BOISE PAPER HOLDINGS, L.L.C., a Delaware limited liability company (“Borrower”), the GUARANTORS party thereto, the LENDERS from time to time party thereto, GOLDMAN SACHS CREDIT PARTNERS L.P. (“GSCP”), as Administrative Agent (“Administrative Agent”) and as Collateral Agent (“Collateral Agent”), TORONTO DOMINION (TEXAS) LLC, as Syndication Agent, and BANK OF AMERICA, N.A. and COBANK, ACB, as Co-Documentation Agents.

Borrower has requested certain amendments to the Credit Agreement on the terms and conditions described in the Second Amendment to Credit and Guaranty Agreement to which this Lender Consent Letter is attached as Annex A (the “Amendment”).

Pursuant to Section 10.5 of the Credit Agreement, the undersigned Lender hereby agrees and consents to all of the terms and conditions of the Amendment (including the Lender consents and waivers set forth in Section 1.12 thereof) and authorizes the Administrative Agent to execute the Amendment on behalf of such Lender.

Very truly yours,

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Michael Balok
Name:	Michael Balok
Title:	Senior Vice President

Annex A

ACKNOWLEDGMENT AND CONSENT TO

SECOND AMENDMENT TO CREDIT AND GUARANTY AGREEMENT

To:	Goldman Sachs Credit Partners L.P., as Administrative Agent under the Credit and Guaranty Agreement referred to below

Ladies and Gentlemen:

Reference is made to that certain CREDIT AND GUARANTY AGREEMENT dated as of February 22, 2008 (as amended through the date hereof, the “Credit Agreement”), by and among BOISE PAPER HOLDINGS, L.L.C., a Delaware limited liability company (“Borrower”), the GUARANTORS party thereto, the LENDERS from time to time party thereto, GOLDMAN SACHS CREDIT PARTNERS L.P. (“GSCP”), as Administrative Agent (“Administrative Agent”) and as Collateral Agent (“Collateral Agent”), TORONTO DOMINION (TEXAS) LLC, as Syndication Agent, and BANK OF AMERICA, N.A. and COBANK, ACB, as Co-Documentation Agents.

Borrower has requested certain amendments to the Credit Agreement on the terms and conditions described in the Second Amendment to Credit and Guaranty Agreement to which this Lender Consent Letter is attached as Annex A (the “Amendment”).

Pursuant to Section 10.5 of the Credit Agreement, the undersigned Lender hereby agrees and consents to all of the terms and conditions of the Amendment (including the Lender consents and waivers set forth in Section 1.12 thereof) and authorizes the Administrative Agent to execute the Amendment on behalf of such Lender.

Very truly yours,

AGFIRST FARM CREDIT BANK,
as a Lender

By:	/s/ John W. Burnside, Jr.
Name:	John W. Burnside, Jr.
Title:	Vice President

Annex A

ACKNOWLEDGMENT AND CONSENT TO

SECOND AMENDMENT TO CREDIT AND GUARANTY AGREEMENT

To:	Goldman Sachs Credit Partners L.P., as Administrative Agent under the Credit and Guaranty Agreement referred to below

Ladies and Gentlemen:

Reference is made to that certain CREDIT AND GUARANTY AGREEMENT dated as of February 22, 2008 (as amended through the date hereof, the “Credit Agreement”), by and among BOISE PAPER HOLDINGS, L.L.C., a Delaware limited liability company (“Borrower”), the GUARANTORS party thereto, the LENDERS from time to time party thereto, GOLDMAN SACHS CREDIT PARTNERS L.P. (“GSCP”), as Administrative Agent (“Administrative Agent”) and as Collateral Agent (“Collateral Agent”), TORONTO DOMINION (TEXAS) LLC, as Syndication Agent, and BANK OF AMERICA, N.A. and COBANK, ACB, as Co-Documentation Agents.

Borrower has requested certain amendments to the Credit Agreement on the terms and conditions described in the Second Amendment to Credit and Guaranty Agreement to which this Lender Consent Letter is attached as Annex A (the “Amendment”).

Pursuant to Section 10.5 of the Credit Agreement, the undersigned Lender hereby agrees and consents to all of the terms and conditions of the Amendment (including the Lender consents and waivers set forth in Section 1.12 thereof) and authorizes the Administrative Agent to execute the Amendment on behalf of such Lender.

Very truly yours,

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Tray Jones
Name:	Tray Jones
Title:	Vice President

Annex A

ACKNOWLEDGMENT AND CONSENT TO

SECOND AMENDMENT TO CREDIT AND GUARANTY AGREEMENT

To:	Goldman Sachs Credit Partners L.P., as Administrative Agent under the Credit and Guaranty Agreement referred to below

Ladies and Gentlemen:

Reference is made to that certain CREDIT AND GUARANTY AGREEMENT dated as of February 22, 2008 (as amended through the date hereof, the “Credit Agreement”), by and among BOISE PAPER HOLDINGS, L.L.C., a Delaware limited liability company (“Borrower”), the GUARANTORS party thereto, the LENDERS from time to time party thereto, GOLDMAN SACHS CREDIT PARTNERS L.P. (“GSCP”), as Administrative Agent (“Administrative Agent”) and as Collateral Agent (“Collateral Agent”), TORONTO DOMINION (TEXAS) LLC, as Syndication Agent, and BANK OF AMERICA, N.A. and COBANK, ACB, as Co-Documentation Agents.

Borrower has requested certain amendments to the Credit Agreement on the terms and conditions described in the Second Amendment to Credit and Guaranty Agreement to which this Lender Consent Letter is attached as Annex A (the “Amendment”).

Pursuant to Section 10.5 of the Credit Agreement, the undersigned Lender hereby agrees and consents to all of the terms and conditions of the Amendment (including the Lender consents and waivers set forth in Section 1.12 thereof) and authorizes the Administrative Agent to execute the Amendment on behalf of such Lender.

Very truly yours,

MALIBU CBNA LOAN FUNDING LLC,
as a Lender

By:	/s/ Adam Kaiser
Name:	Adam Kaiser
Title:	Attorney-in-Fact